Share-Based Payments and Long-Term Incentive Plan	12 Months Ended
Dec. 31, 2019
Share-based Payment Arrangement [Abstract]
Share Based Payments
Share-Based Payments and Long-Term Incentive Plan
Pre-Merger. The Company had previously issued options and other equity incentives under the 2003 Share Incentive Plan, the 2013 Share Incentive Plan, the 2016 Stock Incentive Plan for Non-Employee Directors, the Amended 2006 Stock Option Plan, the 2008 Employee Share Purchase Plan (“ESPP”) and the Amended 2008 Sharesave Scheme. When options were exercised or other equity awards (excluding phantom shares) vested, new ordinary shares were issued as the Company did not hold treasury shares. Phantom shares were settled in cash in lieu of ordinary shares upon vesting. Immediately prior to the Merger, the Company took all actions necessary to enable and require existing participants in the ESPP to utilize their accumulated payroll deductions to purchase newly issued ordinary shares in accordance with the terms of the ESPP and, immediately after such purchases were completed, the Company terminated the ESPP.
In accordance with the Merger Agreement, at the effective time of the Merger each issued and outstanding ordinary share of the Company (other than any ordinary shares that were owned by any subsidiary of the Company or owned by Parent, Merger Sub or any subsidiary thereof) was automatically canceled and converted into the right to receive $42.75 in cash, without interest and less any required tax withholdings (the “Merger Consideration”).
In addition, at the effective time of the Merger, all outstanding restricted share units and phantom shares, in each case, that were subject to performance-based vesting requirements, to the extent not vested, vested in full (with respect to any performance period that had been completed, determined based on actual level of performance achieved, and, with respect to any performance period that had not been completed, determined based on achievement of performance-based vesting requirements at target payout levels) and were cashed out based on the per share Merger Consideration. All other outstanding restricted share unit awards, to the extent not vested, vested in full and were cashed out based on the per share Merger Consideration plus a cash amount for any accrued but unpaid dividends in respect of such awards prior to the Effective Time. As a result, the total unrecognized share-based compensation expense related to the unvested awards was expensed and no share-based awards remain outstanding at December 31, 2019 in relation to Performance, Phantom or Restricted Share Units that were awarded pre-merger.
Post-Merger. The Company implemented a new long-term incentive scheme, under which annual awards are split equally between Performance Units and Exit Units. Performance Units vest after two years subject to the Company achieving pre-determined growth in book value per share targets. Exit Units vest upon change of control (Sale or IPO) and achieving pre-determined multiplies of invested capital return targets. Both Performance Units and Exit Units are cash-based awards.
The Company’s total share-based compensation / long-term incentive plan expense for the twelve months ended December 31, 2019 was $3.5 million, which related primarily to the vesting of the share-based awards at the effective time of the Merger totaling $21.6 million, offset by $21.6 million compensation funded by Parent under the terms of the Merger Agreement for the settlement of these previously unvested share-based compensation awards, a charge of $0.8 million in relation to Performance Units, $0.8 million in relation to previously awarded deferred cash awards and $1.9 million in relation to other share-based compensation expense. An income tax benefit of $0.3 million has been recognized.